                                                                    EXHIBIT 10.5


               REGISTRATION RIGHTS AND INDEMNIFICATION AGREEMENT


                 This Registration Rights and Indemnification Agreement, dated as of ____________, 1996 (this "Agreement"), is entered into by and between Monterey Resources, Inc., a Delaware corporation (the "Company"), and Santa Fe Energy Resources, Inc., a Delaware corporation ("Santa Fe").


                              W I T N E S S E T H

                 WHEREAS, the Company is a wholly owned subsidiary of Santa
Fe;

                 WHEREAS, the Company intends to issue shares of its Common Stock, par value $0.01 per share ("Common Stock"), in a public offering pursuant to a Registration Statement on Form S-1 (No. 333-____), as amended (the "Offering") and Santa Fe intends, after the Offering and subject to certain conditions, to distribute its remaining interest in the Company to its stockholders (a "Distribution"); and

                 WHEREAS, the Company has agreed to grant to Santa Fe certain registration rights with respect to the Common Stock now owned by or issued to Santa Fe during the term of this Agreement.

                 NOW, THEREFORE, the parties hereto agree as follows:

                 1.       Certain Definitions.   As used in this Agreement, the
following terms shall have the meanings set forth below:

                 (a)      "Closing" shall mean the closing of the Offering.

                 (b) "Commercially Reasonable Efforts", when used with respect to an obligation to be performed or term or provision to be observed hereunder, shall mean such efforts as a prudent person seeking the benefits of such performance or action would make, use, apply or exercise to preserve, protect or advance its rights or interests, provided that such efforts do not require such person to incur a material financial cost or a substantial risk of material liability unless such cost or liability (i) would customarily be incurred in the course of performance or observance of the relevant obligation, term, or provision, (ii) is caused by or results from the wrongful act or negligence of the person whose performance or observance is required hereunder or (iii) is not excessive or unreasonable in view of the rights or interests to be preserved, protected or advanced. Such efforts may include, without limitation,
         (A) the expenditure of such funds and retention by such person of such accountants, attorneys or other experts or advisors as may be necessary or appropriate to effect the relevant action, (B) the undertaking of any special audit or internal investigation that may be necessary or appropriate to effect the relevant action and
         (C) the commencement, termination or settlement of any action, suit or proceeding involving such person to the extent necessary or appropriate to effect the relevant action.

                 (c) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 (d) "Common Stock" shall have the meaning set forth in the recitals of this Agreement.


                 (e) "Company" shall have the meaning set forth in the initial paragraph of this Agreement.

                 (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                 (g) "Holder" shall mean Santa Fe and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 9 hereof.

                 (h) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than 50% of the outstanding Registrable Securities.

                 (i) "Liabilities" shall mean all debts, liabilities and obligations, actual or contingent, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever and however arising, including all costs and expenses (including fees and disbursements of counsel) relating thereto, and including without limitation debts, liabilities and obligations arising in connection with any actual or threatened claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any court, governmental or other regulatory or administrative agency or commission or any arbitration panel.

                 (j) "Monterey Securities Liabilities" shall mean any Liability under the Securities Act, the Exchange Act, or any other federal or state statutory securities law or regulation, at





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         common law or otherwise, arising out of the Offering or any subsequent Distribution (except a Distribution registered under the Securities Act and subject to this Agreement), including without limitation any such Liability arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed under federal or state securities laws in connection with the Offering or any Distribution, or in any amendment or supplement thereto, or in any prospectus relating to the Offering or any Distribution or in any amendment or supplement thereto or in any proxy or information statement filed under the Exchange Act or distributed in connection with any Distribution, or in any amendment or supplement thereto or based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Monterey Securities Liabilities shall not include (i) in the case of a registration statement, prospectus, information statement or other document prepared or filed by or on behalf of the Company, any Liability that arises or is based upon any untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact required to be stated (or necessary to make the statement not misleading) contained in material furnished in writing by Santa Fe expressly for use in such document (collectively, the "Santa Fe Information"); Santa Fe acknowledges supplying the following portions of the Registration Statement on Form S-1 (Registration No. 333- ) filed with respect to the Offering: the second and third sentences of the second paragraph and the caption "The Company"; clauses (a)(i), (a)(ii), (a)(iii) and
         (c)(i) in the first paragraph and the third paragraph under the caption "Transactions at Closing" and the first paragraph under the caption "Intended Spin Off by SFR" in the section entitled "Prospectus Summary"; the first paragraph under the caption "Control by SFR"; the first paragraph under the caption "Intended Spin Off by SFR" in the section entitled "Risk Factors"; the information relating to Santa Fe in the section entitled "Dilution"; the eighth paragraph and the first sentence of the ninth paragraph in the caption "General" and the first and third sentence of the third paragraph under the caption "Intercompany Agreement" in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations"; the first, second, third and fourth sentences of the second paragraph under the caption "General" in the section entitled "Business"; all of the paragraphs under the caption "Compensation Pursuant to SFR Plans" and the information under the captions "Stock Option Grants During 1995" and "1995 Option Exercises and Outstanding Stock Option Values as of December 31, 1995" in the section entitled "Management"; the third column of the table, footnotes 2 through 9, 11 and 13 (except the last sentence of each footnote) in the section entitled "Security Ownership of Management"; the first paragraph and the first sentence of the second paragraph under the caption
         "Ownership of Common Stock"; and the first paragraph under the caption "Intended Spin Off" and the second sentence of the second paragraph under the caption "Conflicts of Interest;Transactions with Affiliates" in the section entitled "Relationship Between the Company and SFR"; or (ii) in the case of any registration statement, prospectus, information statement or other document prepared or filed by or on behalf of Santa Fe other than referred to in (i) above, any Liability that arises or is based upon any untrue statement or alleged untrue statement of a material fact contained in, or an omission or alleged omission to state a material fact required to be stated (or necessary to make the statement not misleading) unless such misstatement or omission is contained in material furnished in writing by the Company expressly for use in such document (collectively, the "Monterey Information").

                 (k) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the





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         Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                 (l) "Registrable Securities" shall mean (i) the shares of Common Stock issued to Santa Fe, and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered under the Securities Act, which have been sold or otherwise transferred under Rule 144 or which may be sold without restriction pursuant to Rule 144(k).

                 (m) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses (and shall not include the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                 (n) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                 (o) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                 (p) "Santa Fe Securities Liabilities" shall mean any Liability under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, arising out of the Offering or any subsequent Distribution (except a Distribution registered under the Securities Act and subject to this Agreement), and arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed under federal or state securities laws in connection with the Offering or any Distribution, or in any amendment or supplement thereto, or in any prospectus relating to the Offering or any Distribution or in any amendment or supplement thereto or in any proxy or information statement filed under the Exchange Act or distributed in connection with any Distribution, or in any amendment or supplement thereto, or based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Santa Fe Securities Liabilities shall not include (i) in the case of a registration statement, prospectus, information statement or other document prepared or filed by or on behalf of the Santa Fe, any Liability that arises or is based upon any untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact required to be stated (or necessary to make the statement not misleading) contained in





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         Monterey Information or (ii) in the case of any registration statement, prospectus, information statement or other document prepared or filed by or on behalf of the Company other than referred to in (i) above, any Liability that arises or is based upon any untrue statement or alleged untrue statement of a material fact contained in, or an omission or alleged omission to state a material fact required to be stated (or necessary to make the statement not misleading) unless such misstatement or omission is contained in Santa Fe Information.

                 (q) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                 (r) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder.

                 (s) "Subsidiary" shall mean each direct and indirect subsidiary at the time of or at any time following the Closing.

                 (t) "Taxes" shall mean any and all taxes (including interest, penalties and additions to tax), fees and charges (including sales, use, excise, value added, personal property and other taxes) imposed by any federal, state or local or government tax authority in the United States of America or by any foreign government or taxing authority.

                 2.       Demand Registration.

                 2.1 REQUEST FOR REGISTRATION. (a) If the Company shall receive from Initiating Holders, at any time or times not earlier than 180 days after the date of this Agreement, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, representing the lesser of (i) 10% of the Company's then-outstanding shares of Common Stock and (ii) the number of Registrable Securities held by such Initiating Holders at the time of such request, the Company will:

                 (i) promptly give written notice of the proposed registration to all other Holders; and

                 (ii) as soon as practicable, use Commercially Reasonable Efforts to effect such registration (including, without limitation, filing a registration statement and any appropriate pre-effective or post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) so as to permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written





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         request received by the Company within 20 days after such written notice from the Company is effective.

         Each request for registration under this Section 2 shall specify the amount of Registrable Securities proposed to be registered.

                 (b) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2:


                 (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                 (ii) within 180 days after the consummation of the Offering;

                 (iii) (A) prior to the expiration of a period of six months after the Company has initiated any registration pursuant to this
         Section 2.1, provided that a registration initiated pursuant to this
         Section 2.1 and subsequently withdrawn by the Holders registering shares therein shall not be counted as a requested registration pursuant to this clause (ii) if (X) such withdrawal is based upon material adverse information relating to the Company that is not known by or available (upon request from the Company or otherwise) to the Initiating Holders at the time of their request for registration pursuant to this Section 2.1 or (Y) the Holders bear the Registration Expenses for such registration;

                 (iv) during the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company-initiated registration, provided that the Company is in good faith continuing to use all Commercially Reasonable Efforts to cause such registration statement to become effective;

                 (v) if the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by a majority in interest of the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld);

                 (vi) if the Company and the Initiating Holders are unable to obtain the commitment of the underwriters described in clause (iv) above to firmly underwrite the offer;

                 (vii) if, within 14 days after its receipt of a written request to effect such registration, the Company causes to be delivered to the Initiating Holders an opinion of Andrews & Kurth L.L.P. or other counsel reasonably acceptable to the Initiating Holders to the effect that the proposed disposition of Registrable Securities by the Initiating Holders will not require registration or qualification under the Securities Act, it being specifically





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         understood and agreed that the Initiating Holders will promptly furnish to the Company and such counsel all information such counsel may reasonably request in order to enable such counsel to determine whether it would be able to render such opinion; or

                 (viii) if the Company has effected three such registrations pursuant to subparagraph 2.1(a) and such registrations have been declared or ordered effective.

                 2.2 RIGHT TO DEFER REGISTRATION. Subject to the provisions of Section 2.1(b), the Company shall use its Commercially Reasonable Efforts to file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such filing would be detrimental, provided that (except as provided in Section 2.1(b)(iii) above) the Company may not defer the filing for a period of more than 180 days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

                 2.3 UNDERWRITING. (a) The right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting (together with the Company and other holders of securities of the Company exercising registration rights with respect to such registration) shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by a majority in interest of the Initiating Holders, subject to the consent of the Company, which consent shall not be unreasonably withheld.

                 (b)      Notwithstanding any other provision of this
Section 2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 10 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.3, then the Company shall offer to all Holders who have retained rights to include securities in the registration the right





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to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 10 hereof.

                 3.       Piggyback Registration.

                 3.1 NOTICE OF REGISTRATION. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 2 hereof), other than a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction, a registration relating to a business combination or a registration on any registration form that does not permit secondary sales, the Company will:

                 (a)      promptly give to each Holder written notice thereof;
         and

                 (b) use Commercially Reasonable Efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 3.2 below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within 20 days after the written notice from the Company described in clause
         (i) above is given. Such written request may specify all or a part of a Holder's Registrable Securities.


                 3.2 RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

                 3.3 UNDERWRITING. (a) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1 above. In such event, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting (together with the Company and such other holders of securities of the Company exercising registration rights with respect to such registration) shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company or the security holders initiating such registration, as the case may be.

                 (b) Notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities





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requesting registration, and the amount of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 10 hereof. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.


                 4. Expenses of Registration. All Registration Expenses in any registration, qualification or compliance pursuant to Section 2 and
Section 3 shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

                 5. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense (except, as otherwise provided herein), the Company will use Commercially Reasonable Efforts to:

                 (a) keep such registration effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 120-day period shall be extended for a period of time equal to the period after the effectiveness of such registration that the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                 (c) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

                 (d) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein





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
         or necessary to make the statements therein, in the light of the circumstances then existing, not misleading;

                 (e) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                 (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                 (g) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions.

                 6.       Indemnification.

                 (a) The Company will, with respect to any registration, qualification or compliance undertaken pursuant to the rights granted in this Agreement, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, if Registrable Securities of such Holder are included in the securities with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document filed by the Company (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required by the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written





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         information furnished to the Company by such Holder and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                 (b) Each Holder (an "Indemnifying Holder") will, if Registrable Securities held by the Indemnifying Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, each person who controls the Company within the meaning of Section 15 of the Securities Act, each other such Holder (an "Indemnified Holder"), and each of their officers, directors, and partners, and each person controlling such Indemnified Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Indemnified Holders, directors, officers, partners or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by the Indemnifying Holder and stated to be specifically for use therein; provided, however, that the obligations of the Indemnifying Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided further that the liability of an Indemnifying Holder pursuant to this Section 6(b) in connection with a registration shall be limited to the net proceeds from the sale of the Registrable Securities of such Indemnifying Holder pursuant to such registration.

                 (c)      Each party entitled to indemnification under this
         Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and, except as provided in the following sentence, shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld); provided further that the Indemnified Party may participate in such defense at its own expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, to the extent such failure is not materially prejudicial. After the Indemnifying Party assumes the defense of such claim or litigation, the Indemnifying Party shall not be liable to the Indemnified Party under this Section 6 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation, unless the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                 (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                 (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                 7.       Information by Holder.   Each Holder of Registrable
Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

                 8.       Rule 144 Reporting.   With a view to making available
the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its Commercially Reasonable Efforts to:

                 (a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                 (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                 (c) so long as a Holder owns any restricted Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                 9.       Transfer or Assignment of Registration Rights.   The
rights to cause the Company to register securities granted to Santa Fe by the Company under this Agreement may be transferred or assigned by Santa Fe only to a transferee or assignee of Registrable Securities representing no less than 10% of the Company's then outstanding shares of Common Stock. Any transfer or assignment of the registration rights granted under this Agreement shall be conditioned upon (i) the Company's being given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and
(ii) the assumption in writing by the transferee or assignee of the obligations of a Holder under this Agreement.

                 10.      Allocation of Registration Opportunities.   In any
circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of the Holders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities that may be so included, the number of shares of Registrable Securities that may be so included shall be allocated among the Holders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities held by such Holders. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or, with respect to registrations under Section 2 hereof, in order to include in such registration securities registered for the Company's own account or securities other than Registrable Securities.

                 11.      Delay of Registration.   No Holder shall have any
right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                 12. Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to
Section 2 or 3 hereof shall terminate on such date as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

                 13. Securities Indemnification with Respect to the Offering and Distribution.

                 (a) The Company shall release, indemnify, defend and hold harmless Santa Fe and its subsidiaries and their respective directors, officers, employees, agents and representatives from and against any and all losses, claims, damages, liabilities, demands, suits and actions (by any person), including all reasonable attorneys' fees and disbursements and other costs and expenses incurred in connection therewith (collectively, "Indemnifiable Losses"), relating to, resulting from, or arising out of any Monterey Securities Liabilities and any failure by the Company to comply with the terms and conditions of this Agreement or (subject to any express limitations of liability set forth therein) any other agreement executed in connection with the Offering or a Distribution. No payment by the Company pursuant to this Section shall be required until such time as the aggregate amount
         which would be so payable exceeds [$      ], and at such time the
         entire aggregate amount (and not only the excess over [$         ])
         will become payable.

                 (b) Santa Fe shall release, indemnify, defend and hold harmless the Company and its subsidiaries and the respective directors, officers, employees, agents and representatives thereof from and against any and all Indemnifiable Losses relating to, resulting from, or arising out of any Santa Fe Securities Liabilities and any failure by Santa Fe to comply with the terms and conditions of this Agreement or (subject to any express limitations of liability set forth therein) any other agreement executed in connection with the Offering or a Distribution. No payment by Santa Fe pursuant to this Section shall be required until such time as the aggregate amount
         which would be so payable exceeds [$      ], and at such time the
         entire aggregate amount (and not only the excess over [$         ])
         will become payable.

                 (c) (i) If any person entitled to indemnification under this Agreement (an "Indemnitee") receives notice of the assertion of any claim or of the commencement of any action or proceeding by any person that is not a party to this Agreement or a subsidiary of any such party (a "Third Party Claim") against such Indemnitee, the Indemnitee shall promptly provide written notice thereof (including a description of the Third Party Claim and an estimate of any Indemnifiable Losses (which estimate shall not be conclusive as to the final amount of such Indemnifiable Losses)) to the party required to provide indemnification under this Agreement (the "Indemnifying Party") within 10 calendar days after the Indemnitee's receipt of notice of such Third Party Claim. Any delay by the Indemnitee in providing such written notice shall not relieve the Indemnifying Party of any liability for indemnification hereunder except to the extent that the rights of the Indemnifying Party are materially prejudiced by such delay.

                 (ii) The Indemnifying Party shall have the right to participate in or, by giving written notice to the Indemnitee, to assume the defense of any Third Party Claim at such Indemnifying Party's expense and by such Indemnifying Party's own counsel (which shall be reasonably satisfactory to the Indemnitee), and the Indemnitee will cooperate in good faith in such defense. The Indemnifying Party shall not be liable for any legal expenses incurred by the Indemnitee after the indemnitee has received notice of the Indemnifying Party's intent to assume the defense of a Third Party Claim; provided, however, that if (i) the Indemnifying Party fails to take steps reasonably necessary to diligently pursue the defense of such Third Party Claim within 10 days of receipt of notice from the Indemnitee that such steps are not being taken, (ii) the use of counsel chosen by the Indemnifying Party would present such counsel with a conflict of interest, (iii) the actual or potential defendants in any such action or proceeding (including any impleaded parties) include both the Indemnitee and the Indemnifying Party and the Indemnitee shall have reasonably concluded, based on the advice of counsel to the Indemnitee, that there may be one or more legal defenses available to the Indemnitee which are different from or additional to those available to the Indemnifying Party or (iv) the Indemnifying Party shall authorize the Indemnitee to employ separate counsel at the expense of the Indemnifying Party, the Indemnitee may assume its own defense and the Indemnifying Party shall be liable for the reasonable costs thereof.

                 (iii) The Indemnifying Party shall not settle any Third Party Claim which it has elected to defend without the written consent of the Indemnitee unless such settlement includes an unconditional release of the Indemnitee from all liability arising out of such Third Party Claim (which consent shall not be unreasonably withheld). The Indemnified Party shall not settle any Third Party Claim without the written consent of the Indemnifying Party unless the Indemnifying Party elects not to defend such Third Party Claim.

                 (iv) In the event that a Third Party Claim involves a proceeding as to which both Santa Fe and the Company may be Indemnifying Parties, the parties hereto agree to cooperate in good faith in a joint defense of such Third Party Claim.

                 (d) If the indemnification provided for in this Agreement with respect to Monterey Securities Liabilities or Santa Fe Securities Liabilities is for any reason held by a court or other tribunal to be unavailable on policy grounds or otherwise, Santa Fe and the Company shall contribute to the Indemnifiable Losses in such proportion as to reflect each party's relative fault in connection with such Indemnifiable Losses. The relative fault of the parties shall be determined by reference to, among other things, whether the conduct or information giving rise to the Indemnifiable Losses is attributable to Santa Fe or the Company and each party's relative intent, access to information and opportunity to prevent or correct the Indemnifiable Losses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of fraudulent misrepresentation.

                 (e) So long as any books, records and files retained by Santa Fe and its subsidiaries or the Company and its subsidiaries relating to the present or past businesses, operations or assets of the Company and its subsidiaries remain in existence and available, Santa Fe and the Company shall have the right upon prior written notice to inspect and copy the same at any time during business hours for any proper purpose, provided that such right will not extend to any books, records and files, disclosure of which in accordance herewith would result in a waiver of the attorney-client, work product or other privileges which permit non-disclosure of otherwise relevant material in litigation or other proceedings, or which are subject on the date hereof and at the time inspection is requested to a nondisclosure agreement with a third party and a waiver cannot reasonably be obtained, provided that, in the case of the Company, such agreement relates only to the past businesses, operations or assets of the Company and its subsidiaries held by Santa Fe and its subsidiaries at the time of the Closing. Santa Fe and the Company agree that neither they nor any of their subsidiaries shall destroy any such books, records or files without reasonable notice to the other party or if such party receives within 10 days of such notice any reasonable objection from the other party to such destruction. Except in the case of dispute between the parties hereto, Santa Fe and the Company shall cooperate with one another in a timely manner in any administrative or judicial proceeding involving any matter affecting the actual or potential liability of either party hereunder. Such cooperation shall include, without limitation, making available to the other party during normal business hours all books, records and information, and officers and employees (without substantial disruption of operations or employment) necessary or useful in connection with any inquiry, audit, investigation or dispute, any litigation or any other matter requiring any such books, records, information, officers or employees for any reasonable business purpose. The party requesting or otherwise entitled to any books, records, information, officers or employees pursuant to this Section 13(e) shall bear all reasonable out-of-pocket costs and expenses (except for salaries, employee benefits and general overhead) incurred in connection with providing such books, records, information, officers or employees. Notwithstanding the foregoing, the provisions of this Section 13(e) shall not affect the rights and obligations of the parties under the Agreement for Allocation of Federal Income Tax Liability and State and Local Taxes among Members of the Santa Fe Energy Resources, Inc. Affiliated Group and Agreement Concerning Taxes and Tax Indemnification Upon Spin Off.

                 (f) Neither party may assign any of its rights or delegate any of its duties under this Agreement without first obtaining the prior written consent of the other party, which may be withheld by such other party in its absolute discretion. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

                 (g) The provisions of this Section are intended solely to establish the relative rights and responsibilities between Santa Fe and the Company, and except as set forth in the provisions of this Agreement which expressly provide for the indemnification of subsidiaries of Santa Fe or the Company, or the respective directors, officers, employees, agents and representatives of Santa Fe, the Company and the subsidiaries of Santa Fe and the Company, nothing in this Agreement, expressed or implied, is intended or will be construed to confer upon or give any person other than the parties hereto and their respective successors and permitted assigns any rights, remedies or obligations under or by reason of this Agreement or any transaction contemplated hereby.

                 14.      Miscellaneous.


                 14.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                 14.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                 14.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

                 14.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, including Federal Express or similar courier services, addressed (a) if to a Holder, to such Holder c/o Santa Fe at 1616 South Voss, Suite 1000, Houston, Texas 77057, Attention: President, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, to 5201 Truxtun, Suite 100, Bakersfield, California 93309,
Attention: Chief Executive Officer, or at such other address as the Company shall have furnished to the Holders. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail or courier, at the earlier of its receipt or 48 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

                 14.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Holders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                 14.6 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect such provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provisions had never been contained herein.

                 14.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                 14.8 AMENDMENT. Except as expressly provided herein, this Agreement may be amended only upon the written consent of the Company and the Holders of at least seventy-five percent (75%) of the Registrable Securities then subject to this Agreement.

                 IN WITNESS WHEREOF, this Agreement has been executed effective as of the date first set forth above.


                                        MONTEREY RESOURCES, INC.


                                        By:
                                           ------------------------------------
                                                R. Graham Whaling,
                                                Chief Executive Officer



                                        SANTA FE ENERGY RESOURCES, INC.


                                        By:
                                           ------------------------------------
                                                James L. Payne,
                                                Chief Executive Officer